TREASURY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2011
FILE NUMBER :        811-02729
SERIES NO.:                  2

72DD.  1 Total income dividends for which record date passed during the period.
         (000's Omitted)
         Institutional Class           $   1,646
       2 Dividends for a second class of open-end company shares
         (000's Omitted)
         Private                       $     170
         Personal                      $      36
         Cash Management               $   1,132
         Reserve                       $      19
         Resource                      $      68
         Corporate                     $     481

73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Institutional Class              0.0004
       2 Dividends for a second class of open-end company shares
         (form nnn.nnnn)
         Private                          0.0002
         Personal                         0.0002
         Cash Management                  0.0002
         Reserve                          0.0002
         Resource                         0.0002
         Corporate                        0.0002

74U.   1 Number of shares outstanding (000's Omitted)
         Institutional Class           5,179,961
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Private                         844,877
         Personal                        185,213
         Cash Management               6,378,732
         Reserve                         148,641
         Resource                        293,469
         Corporate                     1,856,190

74V.   1 Net asset value per share (to nearest cent)
         Institutional Class           $    1.00
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
         Private                       $    1.00
         Personal                      $    1.00
         Cash Management               $    1.00
         Reserve                       $    1.00
         Resource                      $    1.00
         Corporate                     $    1.00

GOVERNMENT TAXADVANTAGE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2011
FILE NUMBER :        811-02729
SERIES NO.:                  7

72DD.  1 Total income dividends for which record date passed during the period.
         (000's Omitted)
         Institutional Class           $     143
       2 Dividends for a second class of open-end company shares
         (000's Omitted)
         Private                       $      14
         Personal                      $       2
         Cash Management               $       5
         Reserve                       $       -
         Resource                      $       3
         Corporate                     $       1

73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Institutional Class              0.0004
       2 Dividends for a second class of open-end company shares
         (form nnn.nnnn)
         Private                          0.0003
         Personal                         0.0003
         Cash Management                  0.0003
         Reserve                          0.0003
         Resource                         0.0003
         Corporate                        0.0003

74U.   1 Number of shares outstanding (000's Omitted)
         Institutional Class             375,928
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Private                          47,656
         Personal                          4,801
         Cash Management                  39,362
         Reserve                             872
         Resource                         17,081
         Corporate                        50,842

74V.   1 Net asset value per share (to nearest cent)
         Institutional Class           $    1.00
       2 Net asset value per share of a second class of open-end company shares
         (to nearest cent)
         Private                       $    1.00
         Personal                      $    1.00
         Cash Management               $    1.00
         Reserve                       $    1.00
         Resource                      $    1.00
         Corporate                     $    1.00

GOVERNMENT & AGENCY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2011
FILE NUMBER :        811-02729
SERIES NO.:                  8

72DD.  1 Total income dividends for which record date passed during the period.
         (000's Omitted)
         Institutional Class           $   2,277
       2 Dividends for a second class of open-end company shares
         (000's Omitted)
         Private                       $     101
         Personal                      $       3
         Cash Management               $     251
         Reserve                       $      20
         Resource                      $      54
         Corporate                     $     397

73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Institutional Class              0.0005
       2 Dividends for a second class of open-end company shares
         (form nnn.nnnn)
         Private                          0.0002
         Personal                         0.0002
         Cash Management                  0.0002
         Reserve                          0.0002
         Resource                         0.0002
         Corporate                        0.0004

74U.   1 Number of shares outstanding (000's Omitted)
         Institutional Class           5,655,324
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Private                         549,787
         Personal                         14,689
         Cash Management               1,674,429
         Reserve                          70,371
         Resource                        272,125
         Corporate                     1,344,215

74V.   1 Net asset value per share (to nearest cent)
         Institutional Class           $    1.00
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
         Private                       $    1.00
         Personal                      $    1.00
         Cash Management               $    1.00
         Reserve                       $    1.00
         Resource                      $    1.00
         Corporate                     $    1.00

LIQUID ASSETS PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2011
FILE NUMBER :        811-02729
SERIES NO.:                 16

72DD.  1 Total income dividends for which record date passed during the period.
         (000's Omitted)
         Institutional Class           $  25,065
       2 Dividends for a second class of open-end company shares
         (000's Omitted)
         Private                       $     105
         Personal                      $      21
         Cash Management               $   1,808
         Reserve                       $      22
         Resource                      $      45
         Corporate                     $   2,971

73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Institutional Class              0.0015
       2 Dividends for a second class of open-end company shares
         (form nnn.nnnn)
         Private                          0.0002
         Personal                         0.0002
         Cash Management                  0.0008
         Reserve                          0.0002
         Resource                         0.0002
         Corporate                        0.0012

74U.   1 Number of shares outstanding (000's Omitted)
         Institutional Class          15,238,248
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Private                         501,571
         Personal                        107,669
         Cash Management               1,567,143
         Reserve                          90,226
         Resource                        177,043
         Corporate                     1,858,483

74V.   1 Net asset value per share (to nearest cent)
         Institutional Class           $    1.00
       2 Net asset value per share of a second class of open-end company shares
         (to nearest cent)
         Private                       $    1.00
         Personal                      $    1.00
         Cash Management               $    1.00
         Reserve                       $    1.00
         Resource                      $    1.00
         Corporate                     $    1.00

STIC PRIME PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2011
FILE NUMBER :        811-02729
SERIES NO.:                 17

72DD.  1 Total income dividends for which record date passed during the period.
         (000's Omitted)
         Institutional Class           $   1,915
       2 Dividends for a second class of open-end company shares
         (000's Omitted)
         Private                       $      62
         Personal                      $      19
         Cash Management               $     215
         Reserve                       $       1
         Resource                      $      21
         Corporate                     $     157

73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Institutional Class              0.0010
       2 Dividends for a second class of open-end company shares
         (form nnn.nnnn)
         Private                          0.0002
         Personal                         0.0002
         Cash Management                  0.0004
         Reserve                          0.0002
         Resource                         0.0002
         Corporate                        0.0008

74U.   1 Number of shares outstanding (000's Omitted)
         Institutional Class           1,892,589
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Private                         267,691
         Personal                         84,391
         Cash Management                 451,596
         Reserve                           6,789
         Resource                         29,184
         Corporate                       102,614

74V.   1 Net asset value per share (to nearest cent)
         Institutional Class           $    1.00
       2 Net asset value per share of a second class of open-end company shares
         (to nearest cent)
         Private                       $    1.00
         Personal                      $    1.00
         Cash Management               $    1.00
         Reserve                       $    1.00
         Resource                      $    1.00
         Corporate                     $    1.00

TAX FREE CASH RESERVE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2011
FILE NUMBER :        811-02729
SERIES NO.:                 18

72DD.  1 Total income dividends for which record date passed during the period.
         (000's Omitted)
         Institutional Class           $     331
       2 Dividends for a second class of open-end company shares
         (000's Omitted)
         Private                       $      19
         Personal                      $       1
         Cash Management               $      28
         Reserve                       $       4
         Resource                      $       7
         Corporate                     $       3

73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Institutional Class              0.0006
       2 Dividends for a second class of open-end company shares
         (form nnn.nnnn)
         Private                          0.0002
         Personal                         0.0002
         Cash Management                  0.0002
         Reserve                          0.0002
         Resource                         0.0002
         Corporate                        0.0004

74U.   1 Number of shares outstanding (000's Omitted)
         Institutional Class             502,019
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Private                          98,828
         Personal                          4,214
         Cash Management                 106,360
         Reserve                          18,282
         Resource                         24,600
         Corporate                        27,954

74V.   1 Net asset value per share (to nearest cent)
         Institutional Class           $    1.00
       2 Net asset value per share of a second class of open-end company shares
         (to nearest cent)
         Private                       $    1.00
         Personal                      $    1.00
         Cash Management               $    1.00
         Reserve                       $    1.00
         Resource                      $    1.00
         Corporate                     $    1.00